SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                  Date of report (Date of
                  earliest event reported):          March 12, 1999


                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     000-21261                13-3787366
         (State or Other              (Commission              (IRS Employer
         Jurisdiction                 File Number)          Identification No.)
         of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200


                         Exhibit List Appears on Page 4

                               Page 1 of 4 Pages




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Item 5.  Other Events.

          On March 12, 1999, Viatel, Inc. (the "Company") announced that it has priced a $365 million offering of debt securities consisting of $200 million of U.S. denominated 11.50% Senior Notes Due 2009 and $165 million of Euro denominated 11.50% Senior Notes Due 2009, which offering is scheduled to be completed on March 19, 1999. The Notes will be sold to investors in the United States pursuant to a private placement under Rule 144A and to investors outside the United States pursuant to Regulation S.

          A copy of the Company's press release, dated March 12, 1999, is attached hereto as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                     The following exhibit is filed with this Report.

Exhibit No.                Description

99                Press Release of the Company, dated March 12, 1999.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    VIATEL, INC.



Date: March 12, 1999                         By:    /s/ ALLAN L. SHAW
                                             Name:  Allan L. Shaw
                                             Title: Senior Vice President,
                                                    Finance and Chief Financial
                                                    Officer

                                  EXHIBIT LIST




Exhibit No.       Description

99                Press Release of the Company, dated March 12, 1999.

FOR IMMEDIATE RELEASE

CONTACTS: Glenn K. Davidson, Vice President, Corporate Communications & External
          Affairs, or Cindy Glynn, Director of Investor Relations, both of Viatel, Inc., 212- 350-9200.


                Viatel, Inc. Announces Pricing of High Yield Debt Offering


          NEW YORK, March 12 /PRNewswire/ -- Viatel, Inc. (Nasdaq: VYTL), today announced that it has priced a $365 million offering of debt securities consisting of $200 million of U.S. denominated 11.50% Senior Notes Due 2009 and $165 million of Euro denominated 11.50% Senior Notes Due 2009. The offering is expected to be completed on March 19, 1999. The Company intends to use the proceeds from the offering primarily to fund the further expansion of its Circe Network.

          The Notes will be sold to investors in the United States pursuant to a private placement under Rule 144A and to investors outside the United States pursuant to Regulation S. The Notes will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent such registration or an applicable exemption from registration under the Securities Act. This release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such an offer or solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

          The matters discussed in this release are forward-looking statements that involve risks and uncertainties, including financing risks, detailed from time to time in the Company's reports filed with the Securities and Exchange Commission.